                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                  FORM 8-K/A


                                AMENDMENT NO. 1
                               (AMENDING ITEM 7)


                                CURRENT REPORT


               PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
                             EXCHANGE ACT OF 1934


                        Commission File Number  1-14007
                                                -------


                              SONIC FOUNDRY, INC.
                              -------------------
            (Exact name of registrant as specified in its charter)


                      MARYLAND                          39-1783372
          -------------------------------           -------------------
          (State or other jurisdiction of            (I.R.S. Employer
          incorporation or organization)            Identification No.)



                    1617 Sherman Avenue, Madison, WI 53704
                    --------------------------------------
                   (Address of principal executive offices)


                                 (608)256-3133
                                 -------------
                            (Registrant's telephone
                          number including area code)

This Amendment No. 1 hereby amends Item 7 of the Current Report on Form 8-K filed on August 28, 2000 by Sonic Foundry, Inc. ("Sonic Foundry") relating to the acquisition of International Image, Inc. ("I2"). The following financial statements required by Item 7 are filed as part of this report:


    ITEM 7: FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS, PRO FORMA
                      FINANCIAL INFORMATION AND EXHIBITS

                                                                    PAGE NO.
                                                                    --------
(a)  Financial Statements of Business Acquired

          Report of Independent Public Accountants..................   F-3
          Balance Sheet - May 31, 2000..............................   F-4

          Statement of Operations For the Year Ended
            May 31, 2000............................................   F-5
          Statement of Retained Earnings for the Year Ended
            May 31, 2000............................................   F-6
          Statement of Cash Flows For the Year Ended
           May 31, 2000.............................................   F-7
          Notes to Financial Statements.............................   F-8

(b)  Pro Forma Financial Information

          Unaudited Pro Forma Condensed Consolidated Statements of
            Operations For the Nine Months Ended June 30, 2000......  F-12
          Unaudited Pro Forma Condensed Consolidated Statements of
            Operations For the Year Ended September 30, 1999........  F-13
          Notes to Unaudited Pro Forma Condensed Consolidated
           Financial Statements.....................................  F-14

(c)   Exhibits

Number                            Description
------                            -----------

2.1* Share Purchases Agreement, dated as of June 1, 2000, by and among the Registrant, Sonic Foundry (Nova Scotia), Inc., Charles Ferkranus, Michael Ferkranus, 1096159 Ontario Limited, 1402083 Ontario Limited, Dan McLellan, Curtis Staples, Bank of Montreal Capital Corp., Roynat Inc., and DGC Entertainment Ventures Corp. (Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company hereby undertakes to furnish supplemental copies of the omitted schedules and exhibits upon request by the Securities and Exchange Commission.)

23.1  Independent Accountants' Consent

99.1* Press Release dated August 28, 2000 regarding closing of International Image, Inc.

99.2* Press Release dated May 24, 2000 regarding signing of letter of intent to acquire International Image, Inc.

*  Previously filed

                                Auditors' Report


To the shareholders of
International Image Services Inc.


We have audited the consolidated balance sheet of International Image Services Inc. as at May 31, 2000 and the consolidated statements of retained earnings (deficit), income and cash flow for the year then ended. These financial statements are the responsibility of the company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform an audit to obtain reasonable assurance whether the financial statements are free of material misstatement.
An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.

In our opinion, these consolidated financial statements present fairly, in all material respects, the financial position of the company as at May 31, 2000 and the results of its operations and cash flow for the year then ended in accordance with generally accepted accounting principles.


Toronto, Canada.
July 21, 2000.                               Chartered Accountants.

                           International Image, Inc.
                                 Balance Sheet
                                 May 31, 2000


In Canadian dollars                                                   May 31,
-------------------                                                    2000
Assets
Current assets:
  Cash and cash equivalents                                         $   66,378
  Trade receivables                                                  3,114,196
  Inventories                                                          186,163
  Prepaid expenses                                                     253,560
                                                                    ----------

     Total current assets                                            3,620,297

  Advances                                                             143,079
  Deferred financing costs (Note 2)                                    136,718
  Capital assets (Note 3)                                            5,085,105
                                                                    ----------
     Total assets                                                   $8,985,199
                                                                    ==========

Liabilities and Shareholders' Equity
Current liabilities:
  Accounts payable                                                  $1,057,752
  Income tax payable                                                    57,717
  Current portion of long term debt (Note 4)                         1,837,000
                                                                    ----------

     Total current liabilities                                       2,952,469

  Long term debt (Note 4)                                            2,964,634
  Promissory note payable - related party, non-interest bearing        250,000
  Loans payable (Note 5)                                             2,128,814
  Deferred rent                                                        193,279
  Future income tax liability                                           44,000
                                                                    ----------

     Total liabilities                                               8,533,196

  Share capital (Note 6)                                                 7,575
  Contributed surplus                                                    4,756
  Deferred foreign exchange gain                                       222,426
  Retained earnings                                                    217,246
                                                                    ----------
     Net shareholders' equity                                          452,003
                                                                    ----------
Total liabilities and shareholders' equity                          $8,985,199
                                                                    ==========

Other information (Note 7)

See accompanying notes.

                           International Image, Inc.
                            Statement of Operations
                        For the Year Ended May 31, 2000


In Canadian dollars
-------------------

Revenue
  Sales                                                             $15,546,246
                                                                    -----------

Direct costs
  Purchases                                                           2,208,058
  Production wages                                                    3,083,171
                                                                    -----------
                                                                      5,291,229
                                                                    -----------

Balance available for indirect costs and expenses                    10,255,017
                                                                    -----------

Indirect costs and expenses
  Amortization - capital assets                                       1,306,899
               - deferred financing costs                                77,854
  Salaries - selling and administration                               4,220,158
  Interest - long-term debt                                             687,228
           - other                                                       27,130
  Advertising and promotion                                             182,595
  Office and general                                                    710,547
  Automobile and travel                                                 494,072
  Repairs and maintenance                                               464,443
  Rent                                                                  571,298
  Bad debts                                                              16,371
  Telephone                                                             152,387
  Professional and consulting services                                  306,070
  Gain on disposal of assets                                            (33,720)
                                                                    -----------
                                                                      9,183,332
                                                                    -----------

Income before income tax                                              1,071,685
                                                                    -----------

  Income tax (Note 7) - current                                         230,405
                      - future                                          (35,000)
                                                                    -----------
                                                                        195,405
                                                                    -----------

Net income (loss) for the year                                      $   876,280
                                                                    ===========


See accompanying notes.

                           International Image, Inc.
                        Statement of Retained Earnings
                        For the Year Ended May 31, 2000






In Canadian dollars
-------------------

  Balance, beginning of year                         $(659,034)


  Net income (loss) for the year                       876,280
                                                     ---------


  Balance, end of year                               $ 217,246
                                                     =========

See accompanying notes.

                           International Image, Inc.
                            Statement of Cash Flows
                        For the Year Ended May 31, 2000

In Canadian dollars
-------------------

Cash from (required by):
  Operating activities
   Net income for the year                               $  876,280
   Items not involving cash
     Deferred foreign exchange gain                          46,802
     Deferred rent                                          (13,448)
     Amortization - capital assets                        1,306,899
                  - deferred financing costs                 77,854
     Gain on disposal of assets                             (33,720)
     Future income taxes                                    (35,000)
                                                         ----------

  Working capital from operations                         2,225,667

  Net change in non-cash working capital balances
    related to operations                                   100,430
                                                         ----------

  Cash from operations                                    2,326,097
                                                         ----------

  Investing activities
    Purchase of capital assets, net                        (227,951)
    Advances                                                (25,159)
                                                         ----------
                                                           (253,110)
                                                         ----------

  Financing activities
    Increase (decrease) - long-term debt                 (1,364,502)
                        - loan payable                        1,361
                                                        -----------
                                                         (1,363,141)
                                                        -----------

  Change in cash during the year                            709,846

  Cash (bank indebtedness), beginning of year              (643,468)
                                                        -----------
  Cash (bank indebtedness), end of year                 $    66,378
                                                        ===========
  Other information:
    Income taxes paid                                   $   317,810
    Interest paid                                       $   714,358

See accompanying notes.

                           International Image, Inc.
                         Notes to Financial Statements
                        For the Year Ended May 31, 2000



1.   Significant accounting policies

     (a)  Principles of consolidation

          These consolidated financial statements are prepared in Canadian currency and include the accounts of International Image Services Inc. and its wholly owned subsidiary International Image Services Corporation.

          All inter-company balances and transactions have been eliminated on consolidation.

     (b)  Revenue recognition

          Revenue is recognized on the percentage of completion method.

     (c)  Amortization

          Capital assets are stated at cost. Amortization is recorded at rates calculated to charge the cost of the assets to operations over their estimated useful lives. Maintenance and repairs are charged to operations as incurred. Gains and losses on disposals are calculated on the remaining net book value at the time of disposal and included in income.

          Amortization of production equipment, office furniture and computer equipment is charged to operations on the declining balance basis at 20% per annum.

          Leaseholds are amortized on the straight-line basis over the term of the lease.

          Deferred financing costs are amortized on the straight-line basis over five years.

          Deferred rent is amortized on the straight-line basis over the term of the lease.

     (d)  Inventory

          Inventory is valued at the lower of cost and net realizable value.

     (e)  Research and development

          Research and development costs are expensed as incurred.

                           International Image, Inc.
                         Notes to Financial Statements
                        For the Year Ended May 31, 2000


     (g)  Use of estimates

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenue and expenditures during the year. Actual results could differ from these estimates.


2.   Deferred financing costs

     Deferred financing costs represent expenses incurred in connection with corporate financing.

                                                               2000
                                                             --------

          Cost                                               $394,163
          Accumulated amortization                            257,445
                                                             --------

                                                             $136,718
                                                             ========


3.   Capital assets


                                                    Accumulated
                                         Cost       amortization       Net
                                      ----------    ------------    ----------

     Production equipment             $9,751,669     $6,082,554     $3,669,115
     Office furniture                    600,353        388,128        212,225
     Computer equipment                  581,491        365,210        216,281
     Leaseholds                        2,301,746      1,314,262        987,484
                                      ----------     ----------     ----------

                                     $13,235,259     $8,150,154     $5,085,105
                                     ===========     ==========     ==========

Capital assets include production equipment acquired under capital leases with an approximate cost of $3,700,000 and net book value of $1,900,000.

                           International Image, Inc.
                         Notes to Financial Statements
                        For the Year Ended May 31, 2000


4.   Long-term debt


                                                               2000
                                                            ----------
     Equipment loan                                         $        -
     Bank loans                                                975,471
     Debenture                                               1,900,000
     Equipment capital leases                                1,881,163
     Business development loan                                  30,000
     Other                                                      15,000
                                                            ----------
                                                             4,801,634

     Less:  Current portion                                  1,837,000
                                                            ----------
                                                            $2,964,634
                                                            ==========

                                  ITEM 7 (b)

                       PRO FORMA FINANCIAL INFORMATION.

The following unaudited pro forma financial statements relate to Sonic Foundry's June 1, 2000 acquisition of International Image, Inc. ("I2") The transaction will be accounted for under the purchase method of accounting. Under the purchase method of accounting, the purchase price is allocated to the assets acquired and liabilities assumed based on estimated fair values. The acquisition is valued at approximately $22 million based on the average closing price of Sonic Foundry's common stock for the 4 day period before May 24, 2000. The amount of the consideration issued to the former shareholders and option holders of I2 was determined by arms-length negotiations between the parties.

Sonic Foundry's fiscal year ends on September 30. The Unaudited Pro Forma Condensed Consolidated Statements of Operations for the year ended September 30, 1999 and the nine months ended June 30, 2000 reflect the combined historical financial position with pro forma adjustments as though the acquisition of I2 had occurred on October 1, 1998. The Pro Forma Condensed Consolidated Statements of Operations are based on the following: 1) historical results of operations of Sonic Foundry for the year ended September 30, 1999 derived from audited financial statements included in the Sonic Foundry 1999 Annual Report on Form 10-K; 2) historical results of I2 derived from unaudited financial statements for the year ended September 30, 1999; 3) unaudited financial statements of Sonic Foundry and I2 for the nine months ended June 30, 2000. The Pro Forma Financial Statements and the accompanying notes ("Pro Forma Financial Information") should be read in conjunction with, and are qualified by, the historical financial statements and notes thereto of Sonic Foundry and I2.

The Pro Forma Financial Information is intended for informational purposes only and is not necessarily indicative of the combined results that would have occurred had the acquisition taken place on October 1, 1998 nor is it necessarily indicative of results that may occur in the future.

a
                              SONIC FOUNDRY, INC.

      Unaudited Pro Forma Condensed Consolidated Statement of Operations

                    For the Nine Months Ended June 30, 2000

                     (in thousands except per share data)

                                                         (1)                   Pro Forma
                                                    Sonic Foundry     I2      Adjustments    Pro Forma
                                                    -------------    -----    ------------    ---------
Revenue:
--------
Software license fees                                   $ 15,976        -                     $ 15,976
Media services                                             2,890     9,358           (801) B    11,447
                                                   ----------------------------------------------------
  Total revenue                                           18,866     9,358           (801)      27,423

Cost of revenue:
----------------
Cost of software license fees                              3,424        -                        3,424
Cost of media services                                     3,092     3,465           (376) B     6,181
                                                   ----------------------------------------------------
  Total cost of revenue                                    6,516     3,465           (376)       9,605
                                                   ----------------------------------------------------
Gross margin                                              12,350     5,893           (425)      17,818

Operating expenses                                        29,466     4,945           (376) B    34,035
Goodwill and other intangible amortization                19,427        -           3,190  A    22,617
                                                                                     (435) B      (435)
                                                   ----------------------------------------------------
  Total expenses                                          48,893     4,945          2,379       56,217
                                                   ----------------------------------------------------
Income/(Loss) from operations                            (36,543)      948         (2,804)     (38,399)

Other income/(expense), net                                1,432      (450)           (33) B       949
                                                   ----------------------------------------------------
Net loss                                                $(35,111)      498         (2,837)     (37,450)
                                                   ====================================================
Per common share:
Basic and diluted net loss per share                    $  (1.82)                             $  (2.00)
                                                   =============                           ============

(1) Balances include pro-forma adjustments from Form 8-K/A dated June 19, 2000.

See accompanying notes.

                              SONIC FOUNDRY, INC.

      Unaudited Pro Forma Condensed Consolidated Statement of Operations

                     For the Year Ended September 30, 1999

                     (in thousands except per share data)

                                                                              Pro Forma
                                                    Sonic Foundry(1)  I2     Adjustments    Pro Forma
                                                    -------------     --    ------------    ---------
Revenue:
--------
Software license fees                                  $ 14,829      $  -       $     -      $ 14,829
Media services                                            1,470       9,942           -        11,412
                                                    -------------------------------------------------
   Total revenue                                         16,299       9,942           -        26,241

Cost of revenue:
----------------
Cost of software license fees                             3,389           -           -         3,389
Cost of media services                                    1,449       3,892           -         5,341
                                                    -------------------------------------------------
  Total cost of revenue                                   4,838       3,892           -         8,730
                                                    -------------------------------------------------
Gross margin                                             11,461       6,050           -        17,511

Operating expenses                                       21,303       5,152           -        26,455
Goodwill and other intangible
 amortization                                            25,269           -        4,253  A    29,522
                                                    -------------------------------------------------
  Total expenses                                         46,572       5,152        4,253       55,977
                                                    -------------------------------------------------
Income/(Loss) from operations                           (35,111)        898       (4,253)     (38,466)

Other income/(expense), net                                 174        (542)                     (368)
                                                    -------------------------------------------------
Net loss                                               $(34,937)     $  356     $ (4,253)    $(38,834)
                                                    =================================================

Per common share:
Basic and diluted net loss per share                   $  (4.48)                             $  (4.63)
                                                    ===========                           ===========

(1)  Balance include pro forma adjustments from Form 8-K/A dated June 19, 2000.

See accompanying notes.

                              SONIC FOUNDRY, INC.

    NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

(1)  To record the June 1, 2000 acquisition of International Image, Inc. ("I2").

     A summary of the purchase price for the acquisition is as follows:
     (dollars in thousands)

Stock and exchangeable shares                                                   6,900
-------------------------------------------------------------------------------------
Cash                                                                            7,446
-------------------------------------------------------------------------------------
Note Payable                                                                    4,000
-------------------------------------------------------------------------------------
Direct acquisition costs                                                        1,071
-------------------------------------------------------------------------------------
Accounts payable and
-------------------------------------------------------------------------------------
   Other liabilities assumed                                                    2,661
-------------------------------------------------------------------------------------
      Total purchase price                                                     22,078
-------------------------------------------------------------------------------------

     The purchase price was allocated as follows:

Cash acquired, net                                                                 44
-------------------------------------------------------------------------------------
Other current assets                                                            2,309
-------------------------------------------------------------------------------------
Equipment                                                                       3,393
-------------------------------------------------------------------------------------
Goodwill                                                                        9,421
-------------------------------------------------------------------------------------
Goodwill Traditional Operations                                                 4,711
-------------------------------------------------------------------------------------
Assembled workforce                                                             2,200
-------------------------------------------------------------------------------------
      Total allocated price                                                    22,078
-------------------------------------------------------------------------------------


Purchase accounting adjustments include:

(a) the recognition of goodwill, goodwill traditional business and assembled workforce. Goodwill will be amortized equally over a three year life. Goodwill traditional business will be amortized equally over seven years. Assembled workforce will be amortized equally over a five year life.

(b) the elimination of II's June, 2000 results already included in our consolidated amounts.




(2) Pro forma basic and diluted net loss per share are computed by dividing the pro forma net loss attributable to common shareholders by the pro forma weighted average number of common shares outstanding. Potentially dilutive securities were not taken into account because their effects would be anti-dilutive. A reconciliation of shares used to compute historical basic and diluted net loss per share to shares used to compute pro forma basic and diluted net loss per share is as follows:



     (in thousands)
     --------------------------------------------------------------------------------------------------------------
                                                                        Nine months ended            Year ended
     --------------------------------------------------------------------------------------------------------------
                                                                         June 30, 2000          September 30, 1999
     --------------------------------------------------------------------------------------------------------------
     Shares used to compute historical basic
     and diluted net loss per share                                           17,313                     5,687
     --------------------------------------------------------------------------------------------------------------
     Shares issued in STV acquisition                                          1,405                     2,107
     --------------------------------------------------------------------------------------------------------------
     Shares issued in acquisition (including
     exchangeable shares not yet exchanged)                                      600                       600
     --------------------------------------------------------------------------------------------------------------
     Shares used to compute pro forma basic
     And diluted net loss per share                                           19,318                     8,394
     --------------------------------------------------------------------------------------------------------------


(3)  Other Information

In March, 2000 the board of directors of Sonic Foundry approved a 2-for-1 split of the Company's common stock to shareholders of record as of April 7, 2000. Shares used for the computation of basic and diluted net income (loss) per share in the pro forma condensed consolidated financial statements are presented post-split.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              SONIC FOUNDRY, INC.



                              By:  /s/  Ken Minor, CFO